UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 15, 2014

NN, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-23486	62-1096725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Waters Edge Drive, Johnson City, Tennessee		37604
(Address of principal executive offices)		(Zip Code)
(423) 743-9151
(Registrant's telephone number, including area code) (Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01OTHER EVENTS

On August 15, 2014, NN, Inc. issued a press release announcing the declaration of a quarterly cash dividend of $0.07 per common share payable on September 19, 2014, to shareholders of record as of the close of business on September 5, 2014. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.  Description

99.1                Press Release of NN, Inc. dated August 15, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2014

NN, INC.

By:	/s/ William C. Kelly, Jr.
Name:William C. Kelly, Jr.
Title: Vice President and Chief
Administrative Officer

EXHIBIT INDEX

Exhibit No.    Description

99.1     Press Release of NN, Inc. dated August 15, 2014.